
LIVEXLIVE
THE GLOBAL LIVE MUSIC LIFESTYLE MEDIA BRAND FOR ALL SCREENS
NASDAQ: LIVX
LIVE
LIVE
WHERE LIVE MUSIC LIVES

SAFE HARBOR

The information in this presentation is provided to you by LiveXLive Media, Inc. (the "Company") solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else.

By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, and (iii) all participants must return all materials provided in connection herewith to the Company at the completion of the presentation. By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations.

No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation. The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified. By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials.

This presentation contains forward-looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. These factors include uncertainties as to identifying, acquiring, securing and developing content, ability to attract and retain users, successfully implementing the Company's and Slacker's growth strategy, including relating to their technology platforms and applications, management's relationships with industry stakeholders, changes in economic conditions, competition and other risks including, but not limited to, those described in the Company's Annual Report on Form 10-K , filed with the Securities and Exchange Commission (the "SEC") on June 29, 2018 and other filings and submissions with the SEC. These forward-looking statements speak only as of the date set forth below and the Company disclaims any obligations to update these statements except as may be required by law. Neither the Company nor any of its affiliates, advisors, placement agents or representatives has any obligation to, nor do any of them undertake to, revise or update the forward-looking statements contained in this presentation to reflect future events or circumstances.

This presentation speaks as of August 6, 2019. The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed. Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date.


LIVEXLIVE
IS THE WORLD’S LEADING PREMIUM STREAMING PLATFORM DEVOTED TO LIVE MUSIC, INTERNET RADIO AND MUSIC-RELATED VIDEO CONTENT
LIVE XLIVE

WORLD CLASS MANAGEMENT TEAM



Robert Ellin – *Chairman and Chief Executive Officer*

Over 30 years of investment and turnaround experience, deep relationships in media and entertainment, & prior public company experience as Executive Chairman of Mandalay Digital Group



Dermot McCormack – *President, LiveXLive*

Renowned digital media and music executive, oversaw video and studios at AOL and digital media for Viacom's music group



Mike Bebel – *EVP, Corp. Development and Rights Mgmt.*

More than 20 years of digital music, operating, and senior leadership experience at Nokia, Mix Radio, Microsoft, and others



Doug Schaer – *Chief Operating Officer*

Experienced business strategist specializing in franchise asset development in entertainment and sports



Jonathan Anastas – *Chief Marketing Officer*

Delivered award-winning marketing campaigns across Entertainment, Gaming, Music, Automotive and Action Sports; delivering subscribers, revenue and engagement



Jerry Gold – *Chief Strategy Officer and Director*

Former Executive Vice President and CFO of Warner Music Group and Senior Partner at Ernst & Young



Michael Zemetra – *Chief Financial Officer*

Built and led financial organizations across multi-billion-dollar companies, former Vice President of Finance at J2 Global, and previously the SVP and Chief Accounting Officer at Demand Media



David Schulhof – *Chief Development Officer*

More than 20 years of experience as an executive in the music, digital media and private equity sectors specializing in the development and operations of music publishing and recording rights



Tad Ro – *Head of Product*

Deep expertise in product management, design, UX/UI, digital media strategies and developing interactive, multimedia entertainment products across Web, Mobile, VOD and wireless OTT platforms



Alex Brough – *Sales and Brand Partnerships*

Developed and integrated advertising solutions on behalf of national brands across audio, video, digital, social, mobile, and event platforms

OPERATING TEAM WITH DEEP INDUSTRY EXPERIENCE AND RELATIONSHIPS

DISTINGUISHED AND EXPERIENCED BOARD OF DIRECTORS



Ramin Arani – *Independent Director*

Former lead manager of Fidelity's Puritan Fund and current Board member of Vice Media, Ellen Digital and Opportunity Network



Patrick Wachsberger - *Independent Director*

Founder and CEO of Picture Perfect Entertainment and former Chairman of Lionsgate Films



Kenneth Solomon - *Independent Director*

Chairman and CEO of The Tennis Channel, partner at Arcadia Investment Partners and Chairman of Ovation TV



Craig L. Foster - *Independent Director*

Former Chief Financial Officer and Chief Accounting Officer of Amobee, Inc.



Jay Krigsman - *Independent Director*

Executive Vice President and Asset Manager of The Krausz Companies



Tim Spengler – *Independent Director*

Current President of Dentsu Aegis and former President of Clear Channel Media and Interpublic Group

SUPPORTED BY A STRONG SUITE OF FORMAL ADVISORS



Steven Bornstein

Former CEO of ESPN and NFL Network



Jason Flom

CEO of Lava Records



Chris McGurk

Former COO of MGM and Universal Pictures



Hank Neuberger

Lead Producer of Coachella, Lollapalooza



Jules Haimovitz

Former President of Viacom and
Founder of Showtime



Roger Werner

Former CEO and President of ESPN and Speedvision,


LIVEXLIVE
PRESENTS

Click the above image to view the video

FESTIVAL GROWTH TO REVENUE GROWTH – LIVE NATION CASE STUDY


Live Events
Stock Price
Live Events
Share Price
12,500
10,000
7,500
5,000
2,500
0
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19

Source: Live Nation

KEY MACRO DRIVERS



UNMET DEMAND FOR LIVE MUSIC

- **Over 250 million paid music subscribers today**
- **Goldman Sachs projects +1.2 billion paid subscribers by 2030**

GROWTH OF MOBILE


2020
2.9 Billion
1.6 Billion
2014

Over 2.5 billion smartphone users globally in 2018

LOVE OF LIVE MUSIC


COACHELLA

32M people attend at least one music festival in the U.S. annually
51% of U.S. attended a live music event in 2015

DESIRE FOR PREMIUM CONTENT

NETFLIX

MUSIC

Spotify

Subscribers:
152 million Netflix
108 million Spotify
60 million Apple Music

ACCEPTANCE OF LIVE STREAMING


STREAMING
GROWS UP

Users watch live video 3x longer and comment 10 times more than recorded footage

Source: IFPI, BBC, Billboard, Emarketer, Facebook Live, Forbes, The Verge, Statista

LIVE XLIVE

PREMIUM SERVICES AND ADVERTISING DOLLARS ARE GOING THROUGH A FUNDAMENTAL SHIFT

1. PAY FOR PREMIUM SERVICES

+1.2 billion global OTT video paid subscribers expected by 2023

+250 MILLION global music paid subscribers in 2018

64% OF INTERNET USERS globally use a music streaming service

2. SUBSCRIBE TO MULTIPLE SERVICES

Used Multiple Music Apps for Streaming

September 2016


57%
39%

18-34 **+35**

3. DIGITAL MUSIC REVENUE BY SOURCE


2013
67%
19%
8%
6%
2017
28%
39%
11%
21%
Permanent Downloads
Subscription Streaming
Ad-Support Streaming
Mobile Personalization & Other

NOT A WINNER TAKE ALL MARKET – THERE WILL BE MULTIPLE WINNERS IN THE MEDIA STREAMING ECOSYSTEM

POSITIONED AT THE CENTER OF THREE EXPLODING SECTORS


U.S. LIVE MUSIC
'16-'20 CAGR: 1.1%
$28.0B
$29.5
LIVE XLIVE
GLOBAL DIGITAL MUSIC STREAMING
'16-'20 CAGR: 19.6%
$5.4B
$11.1B
'16-'20 CAGR: 11.5%
$19.6B
$30.3B
GLOBAL OTT/STREAMING

Source: IBISWorld, PWC

KEY KPIs – FY 2020 YTD Through August 6, 2019

- Fiscal Year 2019: +51M Livestreams, 24 Live Events, +360 hours of content

Festival Livestreams

+28M

- Live Streams YTD vs. +51MM in FY19

12

- Music Events (YTD)

+123

- Artists Streamed (YTD)

Reach & Platforms

+125

- Countries Reached by Live Music Streaming

+740K

- Paid Subscribers (YTD)

+1.2M

- Monthly Active Users (YTD)

Original Content

+152

- Hours of Live Music (YTD)

Platforms

- O&O
- Facebook
- YouTube
- Twitch
- Twitter
- Daily Motion
- STIRR

Note: LIVX's fiscal year ends March 31st |
YTD progress denotes 3/31/2018 – 9/28/2018

LIVE X LIVE


LIVEXLIVE
CONTENT
LIVE
LIVE

THE MOST FESTIVALS IN ONE PLACE

FY'20 POTENTIAL STREAMING LINEUP – 2x YoY SOCIAL REACH

DEMI LOVATO | BRUNO MARS | LIL WAYNE | DAVID GUETTA | KE$HA | TAYLOR SWIFT | TIËSTO | KENDRICK LAMAR | CARDI B | HARDWELL | AVENGED SEVENFOLD | MUSE | RICK ROSS | LORDE | ZEDD | J. COLE | FOO FIGHTERS | THE CHAINSMOKERS | DJ KHALED | JONAS BROS | AFROJACK | WAKA FLOCKA FLAME | A$AP ROCKY | FRENCH MONTANA | THE KILLERS | TYLER, THE CREATOR | MARTIN GARRIX | THIRTY SECONDS TO MARS | ARMIN VAN BUUREN | POST MALONE | GORILLAZ | MARSHMELLO | TRAVIS SCOTT | LIL PUMP | LIL UZI VERT | TIM MCGRAW | MIGOS | FEARNE COTTON | 21 SAVAGE | DJ SNAKE | THE SCRIPT | BULLET FOR MY VALENTINE | DIPLO | ARCTIC MONKEYS | ALESSO | MAJOR LAZER | RAE SREMMURD | BUGZY MALONE | XXXTENTACION | KODAK BLACK | W&W | ZARA LARSSON | JACK JOHNSON | MUMFORD & SONS | THE OFFSPRING | SCHOOLBOY Q | ZIGGY MARLEY | ALICE IN CHAINS | KYGO | AXWELL ^ INGROSSO | YOUNG THUG | LIONEL RICHIE |

FY'19 SOCIAL FOLLOWING INCREASED TO 2.2 BILLION FROM FY'18 OF 1.1 BILLION

*** SAMPLE LINEUP PROVIDES AN ILLUSTRATION OF THE SIZE OF OUR OPPORTUNITY USING ONLY A HANDFUL OF TOP FESTIVALS**

DISTRIBUTION CHANNELS

Desktop | Mobile | OTT

O&O APPS

- Android
- Samsung Smart TV
- iOS
- Apple tv
- Roku
- amazon fireTV

3RD PARTY PLATFORMS

- YouTube
- Facebook
- Instagram
- Twitch
- Twitter
- Tencent 腾讯
- Oath: A Verizon company
- dailymotion

CONTENT + PROMO PARTNERS

- AEG Presents
- iHeartMEDIA
- Insomniac
- Loudwire
- Revolver
- Mass Appeal
- Taste of Country

AUDIO DISTRO

- verizon
- T-Mobile
- Tesla
- Sprint
- Sony
- Toyota

DISTRIBUTION: A GLOBAL STREAMING SERVICE


Streams LiveXLive content

LIVEXLIVE streams in over 125 countries worldwide

CONTENT: INSOMNIAC

- The global thought leader in Dance Music, inclusive of EDM
- 400+ festivals, concerts and club nights during 25 year history
- 4+ million event attendees across US, China, Brazil, Mexico, Japan and UK
- EDC Las Vegas is the largest multi-day festival in North America with more than 400,000 attendees
- In partnership with Live Nation

- 1st company-wide partnership agreement
- LiveXLive has secured 5-year, exclusive, global digital broadcast rights across all Insomniac events, including up to 20 festivals and 100 events annually
- Rights include Electric Daisy Carnival (EDC)
- Insomniac Channel across LiveXLive platform
- Broadcast mediums to include streaming, VOD, AR, VR, theatrical, and select audio

LIVEXLIVE IN THE NEWS….


Forbes
LiveXLive Looks To Mirror MTV And ESPN As The First Global Network For Live Music Events
TWEET THIS
We're all about live music and capturing the live experience.
Variety
LiveXLive Wants to Make the 'SportsCente
Live Music
VentureBeat
LiveXLive wants to dominate music festival livestreaming
LiveXLive started four years ago with the aim of streaming live music festivals around the world. This year, it will stream 350 hours from 16 festivals to more than 40 million viewers, and today the company is announcing that it will handle streaming at the Rolling Loud Festival in Los Angeles.

CONTENT: ROLLING LOUD LOS ANGELES

Recent Festival Streamed by LiveXLive



Rolling Loud
SOUTHERN CALIFORNIA

OVERVIEW DECEMBER 14-15, 2018

3 MAJOR MILESTONES ACHIEVED

LAUNCHED LIVE ZONE



LIVE ZONE
LIVEXLIVE

LIVE MUSIC PROGRAMMING - 8 CORRESPONDENTS

FEATURED OVER 75 INTERVIEWS

KIA BRANDED EXPERIENCE

POTENTIAL SOCIAL REACH (INCLUDING ARTISTS AND PARTNER POSTS):

280 MILLION PEOPLE

SAMSUNG KEY VR PARTNERSHIP

NEXT-GENERATION TECHNOLOGY VR WITH MAJOR PARTNER

CONTENT SUMMARY

- 2 DAYS OF PERFORMANCES
  20+ HOURS OF LIVE CONTENT
- AVERAGE SESSION LENGTH OF OVER 10 MINUTES
- 85+ ARTISTS STREAMED ACROSS 2 STAGES
- FILMED 10+ ORIGINAL PROGRAMMING PILOTS

VIEWS

3.5+ MILLION

(AS COMPARED TO 1.7 MILLION VIEWS FOR ROLLING LOUD BAY AREA IN OCTOBER 2018)

SUPPORTED PLATFORMS

iOS | tv | android | amazon fireTV | Roku

DISTRIBUTION PARTNERS

YouTube | twitch | f LIVE | dailymotion

SELECT ARTISTS STREAMED

POST MALONE | LIL WAYNE | WIZ KHALIFA | LIL UZI VERT | 21 SAVAGE |

LIVE XLIVE

OUR PRODUCTION & DISTRIBUTION PLATFORM


LIVE
XLIVE

NEW UNIFIED PRODUCT – Live + Audio TOGETHER FOR THE FIRST TIME


LIVE
LIVE
POWERED BY SLACKER
GET STARTED
The Weekly Pop 40
Bebe Rexha roars into the top 10.
PLAY FAVORITES RADIO
Featured Videos
Coachella Recap
Past Events

Services combine recorded music, live music, audio and video including the U.S, music libraries of:

SONY MUSIC

UNIVERSAL MUSIC GROUP

WARNER MUSIC GROUP

NEW UNIFIED APP Sizzle


LIVE LIVE
LIVE LIVE

MARKETING: ENGAGEMENT DRIVEN BY INFLUENCERS AND PERFORMING ARTISTS

INFLUENCERS



JOHANNES BARTL



JAKE PAUL



AMANDA CERNY



KING BACH



JUSTIN ROBERTS


LIVEXLIVE

Jake Paul: "It's Everyday Bro" First Live Performance Exclusive

1,163,723 views

LXL INFLUENCER, JAKE PAUL, EARNING OVER 1M YOUTUBE VIEWS

ARTISTS



POST MALONE



JUSTIN BIEBER



SHAWN MENDES



CHARLIE PUTH



ED SHEERAN


LIVEXLIVE
POST MALONE

Post Malone – Sunflower at Rolling Loud

+3,5000,000 Festival liveviews

POST MALONE AT ROLLING LOUD - LA, STREAMED BY LXL

LIVE X LIVE

LIVEZONE: THE SPORTSCENTER OF LIVE MUSIC

- Launched in December 2018
- Only platform for music fans to watch, listen, experience, discuss, deliberate and enjoy live music and entertainment on a daily basis
- On Location / Live Reports / Music Updates
- Variety of Rich Content and Entertainment News Programs
- Live Chat for Higher Audience Engagement
- Powerful Platform for Brands and Sponsors to Extend Their Audience Reach to via Advertising and Partnerships


KIA
KIA
LIVE ZONE
LIVEXLIVE
WHERE LIVE MUSIC LIVES


LIVEXLIVE
LIVE ZONE

IN-HOUSE PRODUCTION

- LiveXLive's Production Capabilities Include Top-tier Broadcast Facilities, Seasoned Executive Producers, and Best in Class Crew.
- LiveXLive can Produce Premium Live Events for $20k per Hour Compared To Industry Comps at $500k per Hour Today



LIVE X LIVE


amazon
-0.46%
cisco
-0.47%
-0.16%
amazon
-0.46%
PayPal
+2.03%
COMCAST
+1.00%
LIVEXLIVE
WHERE LIVE MUSIC LIVES
Nasdaq
LIVEXLIVE

MONETIZATION STRATEGY

MONETIZATION AND SERVICES


DISTRIBUTION REVENUE
SUBSCRIPTIONS
IN CHANNEL PURCHASES
TRANSACTIONS
DATA
INTEGRATED MARKETING
ADVERTISERS
ADS
LIVE XLIVE

SELECT FINANCIALS – SUBSTANTIAL GROWTH

- Full year March 31, 2020 guidance Revenue ($50.0M-$65.0M) and Adj Ops Loss* ($10.0M-$15.0M)



FY '18 vs FY '19
Q1 '19 vs Q1 '20
$33.7M
+350% YOY Revenue growth
$7.2M
FY 2018
($6.1M)
FY 2019
($12.6M)
+25% YOY Revenue growth
$7.6M
$9.5M
Q1 '19
($4.6M)
Q1 '20
($4.6M)
Revenue
Adj Ops Income (Loss)

* Adj. Operating Income (Loss) – see definition on next slide

SELECT FINANCIALS

- Substantial growth in paid subs and quarterly revenue over the past 1.5 years



In ($000s)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
750,000
700,000
650,000
600,000
550,000
500,000
450,000
400,000
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
$7.1M
$7.6M
$8.0M
$9.0M
$9.2M
$9.5M
Revenue
Paid Subscribers

* Adj. Operating Income (Loss) – see definition on next slide

SELECT FINANCIALS

LiveXLive successfully closed a direct registration of its common stock in July 2019, raising $9.5M in net proceeds by issuing $5,000,000 shares of common stock.

(USD $ in Millions)	Three Months June 30, 2019
Revenue	$9.5
Adjusted Operating Income (Loss) [1]	($4.6)
Cash & Cash Equivalents	$10.0
Total Debt [2]	$16.6
Total Stockholder's Equity	$1.8
Shares Outstanding [3]	52,378,133
Fully Diluted Shares Outstanding [4]	62,140,403

1 Adj. Operating income (loss), a non-GAAP term, is operating income (loss) before (a) non-cash GAAP purchase accounting adjustments for certain deferred rev. & costs, (b) legal, accounting and other prof. fees attributable to acquisition activity, (c) employee severance payments and 3rd party prof. fees attributable to acquisition & corp. realignment activities, (d) non-recurring expenses assoc. with (reserves for) certain legal settlements of acquired companies prior to acquisition date, and (e) charges pertaining to the shutdown of LXL Tickets, depreciation and amortization (incl. goodwill impairment) in fiscal 2018, & certain stock-based comp. expense

2 Composed of senior secured and unsecured convertible notes, net of discounts. Excludes $3.2 million in senior secured convertible debentures issued in Feb 2019.

3 As of 6/30/2019. Excludes 5,000,000 shares of common stock sold in a direct registration effective July 30, 2019, raising net proceeds of approximately $9.5 million post 6/30/19.

4 This number includes 167,363 warrants outstanding, 6,645,482 options and RSUs outstanding as of June 30, 2019 and 2,949,425 shares issuable underlying the Company's unsecured convertible notes and as of June 30, 2019.

LIVE XLIVE



INVESTOR RELATIONS CONTACT:
BLUESHIRT GROUP
IR@LIVEXLIVE.COM